[EATON VANCE LOGO APPEARS HERE] Investing
                                for the
                                21st               [PHOTO OF EARTH APPEARS HERE]
                                Century



     Annual Report December 31, 1997



                                      EV

                                  TRADITIONAL

                                 GREATER INDIA

                                     FUND

[PHOTO OF STATUE APPEARS HERE]




                                  Eaton Vance
                     Global Management-Global Distribution


[PHOTO OF SAFARI APPEARS HERE]


                                                                     Traditional

EV Traditional Greater India Fund as of December 31, 1997

LETTER TO SHAREHOLDERS

[PHOTO OF JAMES B. HAWKES APPEARS HERE]

James B. Hawkes,
President

EV Traditional Greater India Fund had a total return of 4.6% for the year ended December 31, 1997./1/ That return was the result of a rise in net asset value per share from $6.06 on December 31, 1996 to $6.34 on December 31, 1997. By comparison, the Bombay Stock Exchange Index -- an index composed of India-based common stocks -- had a return of 7.9%./2/ India was among Asia's best-performing markets in the past year, far outpacing other countries in the region, including Thailand (-55.2%), Malaysia (-51.9%), Korea (-42.4%), Indonesia (-36.9%), and
Japan (-21.2%).

India continues to make progress toward economic reform...

Despite the market corrections and a changing political scene, India continued to lay the groundwork for economic progress. The nation's central bank, the Reserve Bank of India, adopted an increasingly accommodative stance in the past year, lowering interest rates to promote industrial growth. Meanwhile, the country has continued to attract a strong inflow of foreign direct investment. Unlike portfolio investment, which may ebb and flow with changing market conditions, direct investment - in real estate, plants, equipment, and infrastructure - tends to be a long-term measure of foreign sentiment. In 1997, foreign direct investment totalled $5 billion, more than doubling the $2.4 billion of the previous year. That can be viewed as a major vote of confidence in India's long-term outlook.


The privatization of industry remains a top priority for India...

The government's privatization plans represent another encouraging sign for India. Entering 1997, the government set a goal of raising $1.9 billion from the sale of government-owned companies. Despite a challenging market, the government had some notable successes, including Mahangar Telephone Nigal Ltd., which raised $350 million. Proceeds were used to promote local economies, reduce the budget deficit, and boost the nation's currency. It is clear that further privatization is in the interests of economic development and will be a mainstay of India's future reform efforts. We are confident of the future growth of India and believe that the shareholders of EV Traditional Greater India Fund will share in that future.

                                            Sincerely,

                                            /s/ James B. Hawkes

                                            James B. Hawkes
                                            President
                                            February 9, 1998



--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Fund Information as of December 31, 1997

Performance/3/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One year                                                                4.6%
Life of Fund (5/2/94)                                                 -11.7


SEC Average Annual Total Returns (including 5.75% sales charge)
--------------------------------------------------------------------------------
One year                                                               -1.4%
Life of Fund (5/2/94)                                                 -13.1



Ten Largest Holdings/4/
--------------------------------------------------------------------------------
Hindustan Lever Ltd.                                                   11.8%
ITC Ltd.                                                                7.1
Infosys Technologies Ltd.                                               5.4
Hoechst Marion Roussel Ltd.                                             5.0
Lever Brothers Pakistan Ltd.                                            4.4
Castrol India                                                           4.1
Mahangar Telephone Nigal Ltd.                                           4.0
Ranbaxy Laboratories Ltd.                                               4.0
Hindustan Petroleum Corp.                                               3.8
BSES Ltd.                                                               2.6

/1/ This return does not reflect the Fund's maximum 5.75% sales charge.

/2/ It is not possible to invest directly in the Index.

/3/ Average annual total returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC average annual returns reflect applicable sales charge as noted.

/4/ Ten largest holdings account for 52.2% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Traditional Greater India Fund as of December 31, 1997

MANAGEMENT DISCUSSION

[PHOTO APPEARS HERE]

B.N. Manjunath,
Chief Representative,
Bombay,
Lloyd George Management


 An interview with B.N. Manjunath, Chief Representative in Bombay, Lloyd George Management, investment advisor to the Greater India Portfolio.

Q: Mr. Manjunath, 1997 was a very difficult year for most Asian markets. How would you characterize the performance of the India market?

A: In retrospect, there were two, very divergent India markets in 1997. The first - from January through early August saw the market indices rise more than 30%, as investors responded favorably to India's relatively strong economy and the economy once again appeared on a growth track.

 In late summer, however, India felt the domino effect of the Asian currency crisis. Countries with stubbornly high current account deficits were forced to devalue their currencies. While India has managed its current account much more capably than some of the other nations, pressures mounted on the Indian rupee nonetheless. Then, in December, political pressures intensified as the ruling United Front coalition collapsed. In such a climate of regional economic weakness and domestic political uncertainty, the India market lost the bulk of its earlier gains by year-end. Even with these problems, however, India still managed to post a positive return and outperform most of the other markets in the Asia region.

Q:   To what extent was India affected by the Asian currency crisis?

A: India's own currency remained firm through the early stages of the Asian financial crisis. However, as the crisis deepened, pressure mounted to devalue, and the rupee subsequently declined a modest 8% in an orderly devaluation against the U.S. dollar. In contrast, countries such as Indonesia, Thailand, Malaysia, and Korea, which have suffered from long-standing current account deficits, saw their currencies fall by 30% or more. Thus, taken in the context of the region's financial crisis, India fared relatively well.

Q:   What effect will the devaluation have on the Indian economy?

A: The devaluation should have little effect, if any, on domestic trade. With respect to India's export economy, it should help maintain the country's competitiveness. Interestingly, there have already been anecdotal signs that the devaluation may be paying dividends. For

Five Largest Industry Positions/1/
--------------------------------------------------------------------------------
By total net assets

[BAR GRAPH APPEARS HERE]

Household Products       16.2%
Consumer Products        10.1%
Chemicals                 8.1%
Conglomerates             7.1%
Banks/Money Services      6.2%


Regional Distribution/1/
--------------------------------------------------------------------------------
By total investments

[PIE CHART APPEARS HERE]

India              84.1%
Pakistan            9.1%
Sri Lanka           5.8%
Bangladesh          1.0%

/1/ Five largest sectors account for 47.7% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Industry weightings and regional distribution are subject to change.

EV Traditional Greater India Fund as of December 31, 1997

MANAGEMENT DISCUSSION CONT'D

[PHOTO OF INDIAN WOMAN APPEARS HERE]

--------------------------------------------------------------------------------
India Announces Telecom Plans

The Indian government has announced it will invest $65 billion in the next decade to install 47 million new phone lines. Combined with private sector plans, that will raise phone penetration to 82 lines per 1000 people by the year 2007.

Source: Indian Subcontinent Monitor
--------------------------------------------------------------------------------

   example, in October, exports rose 9.3% over the same period last year. Meanwhile, the trade deficit, while rising over the full year, has showed signs of narrowing in recent months. Finally, industrial output has picked up somewhat, suggesting the economy may be righting itself.


Q: Will the political climate affect the direction of the Indian economy?

A: The United Front coalition was fairly fragile from the outset, so the recent developments do not come as a major surprise. Naturally, with an election on the horizon, the political intrigue will continue for a while longer. Some reforms are likely to be postponed until after the election and the budget process will certainly be delayed.

   But while the uncertainty may have a brief, dampening effect on the economy, the longer-term prospects are very promising. The Reserve Bank of India has recently lowered interest rates, which should, over time, have a beneficial effect on the industrial side of the economy. Moreover, whatever the outcome of the election, the consensus for economic reform remains strong. I believe we should see renewed economic momentum after the election.


Q: Where have you been focusing the Fund's investments?

A: Given the uncertainty of recent months, the Portfolio has focused its largest investments on major blue-chip companies. The largest industry weightings at December 31 were conglomerates, engineering companies, chemical producers, financial services companies, and software manufacturers. Many of these companies have fairly diverse sources of revenue, which tend to help stabilize their earnings and lessen their vulnerability to changing political tides.


Q: Can we discuss some of the Portfolio's largest holdings?

A: Yes. The largest investment at December 31 was Hindustan Lever Ltd. This consumer products company produces many of India's most popular personal care products. Its roster of products includes soaps, toothpaste and detergents for the domestic market. In addition, Hindustan Lever produces tea, garments and footwear for the export market. The company recently announced plans to expand production facilities for its consumer products division.

   Another, smaller, consumer-related company in the Portfolio was Paper Products Ltd. The company makes laminates and packaging materials, and includes among its customers Nestle, Cadbury, Eveready Batteries, Colgate-Palmolive and Hindustan Lever. The consumer sector has been attractive for investors because of fast-rising demand from India's ever-expanding middle class. Another attractive feature of the consumer area is its relative immunity from changes in the broad economy.

EV Traditional Greater India Fund as of December 31, 1997

MANAGEMENT DISCUSSION CONT'D


Q: What about the industrial side of the economy?

A: We have been cautious within the industrial sector, but have found chemicals and petrochemicals to be an interesting area. For example, Reliance Industries Ltd. is India's largest petrochemicals producer. As a result of its vertical integration, the company has been able to compete globally and is now among the ten largest petrochemicals producers in the world. Reliance has announced plans to triple capacity in coming years and is also likely to enter the exploration and production segment of the energy industry. That should further improve its integration as well as open potential new markets.


Q: What companies did you favor in the manufacturing sector?

A: Software manufacturing has been an attractive sector, with India becoming one of the world's leading producers in recent years. A global growth industry, the software sector continued to register strong growth uninterrupted by regional economic fluctuations. Because costs are much lower in India, many Bangalore-based companies are producing software for U.S. companies. One such company, Infosys Technologies Ltd., specializes in products for the banking and financial services sector, with a client list that includes AT&T, Reebok and J.P. Morgan. In fact, roughly 70% of its exports are shipped to the U.S.


Q: Pharmaceutical stocks were among your largest investments. What kind of companies did you favor there?

A: Pharmaceutical stocks represented about 6.0% of the Portfolio at December 31.
   The largest drug stock holding was Hoechst Marion Roussel Ltd. Hoechst has been gaining market share and boasts some of the India market's leading drugs. In addition, the company has spun off its agrichemicals business, which will allow it to focus solely on its core drug business.

   Ranbaxy Laboratories Ltd. was another large drug sector investment. Ranbaxy is India's largest exporter of drugs, but also includes in its product line surgical dressings and diagnostic products. The company benefits from its research efforts, which funnel new products into the growing Indian market. Ranbaxy has operations elsewhere in Asia and in Africa, increasing its profile in the global drug market.


Q: Were there any industries in which you pared back your investments?

A: Yes. We've reduced the Portfolio's exposure to heavy manufacturers. For example, we eliminated our investments in automobile manufacturers like Mahindra & Mahindra and Bajaj Auto. Given last year's economic slowdown and continuing political uncertainties, many consumers have postponed purchases of big-ticket items such as autos and appliances. The industry was faced with excess capacity following years of huge investment. Thus, auto companies have been forced to offer large incentives to lure buyers. We felt that other parts of the economy offered better near-term opportunities.


Q: Where did you focus your investments outside of India?

A: Pakistan (9.1%) was the Portfolio's largest investment outside of India, followed by Sri Lanka (5.8%) and Bangladesh (1%). We have remained highly selective in Pakistan, as the country remains burdened with $38 billion in foreign debt, with a current account deficit at more than 6% of GDP. Compounding Pakistan's difficulties is the fact that the weakness in the currencies of its neighbors has undermined its competitiveness in the region. Therefore, we have limited our Pakistan investments to solid blue chips such as Lever Brothers Pakistan Ltd., a major consumer products company, Pakistan State Oil Co. Ltd., a large distributor of gas and oil, and Searle Pakistan, a leading, recession-resistant pharmaceutical company.

EV Traditional Greater India Fund as of December 31, 1997

MANAGEMENT DISCUSSION CONT'D


     That same selectivity has been true of our investments in Sri Lanka, where we had an investment in John Keells Holdings, which has a broad scope of business interests ranging from tourism to development to hotels and office equipment. In Bangladesh, we focused on sound companies like Apex Spinning & Knitting Mills and Monno Fabrics Ltd., leaders in the country's important textile industry.

Q:   What is your outlook for the Indian market in the coming year?

A: Following last year's volatility, we are likely to see a more stable market environment in 1998. Naturally, there will be some political posturing leading up to the general election, and the effects of the Asian currency crisis may linger for a while.

     But corporate profits, which were somewhat depressed in the second half of 1997, could register a rebound with the help of lower interest rates. And investors are likely to focus once again on India's vast economic potential. It's important to remember that the reform movement is still very much alive and that India remains committed to economic growth. Over time, the markets should recognize that fact. While the risk of further volatility cannot be ignored, India's growth potential remains impressive.

             Comparison of Change in Value of a $10,000 Investment in EV Traditional Greater India Fund vs. the Bombay
             Stock Exchange Index

                           [LINE GRAPH APPEARS HERE]


       Date     Bombay Stock Exchange Index    EV Traditional Greater India Fund
       ----     ---------------------------    ---------------------------------

      5/31/94            $10,000                            $10,000
      6/30/94            $10,566                            $10,090
      7/31/94            $10,806                            $10,280
      8/31/94            $11,624                            $11,359
      9/30/94            $11,118                            $10,649
     10/31/94            $11,021                            $10,609
     11/30/94            $10,676                            $10,410
     12/31/94            $10,163                            $ 9,840
      1/31/95            $ 9,475                            $ 9,091
      2/28/95            $ 9,030                            $ 8,561
      3/31/95            $ 8,742                            $ 8,372
      4/30/95            $ 8,307                            $ 7,792
      5/31/95            $ 8,504                            $ 8,092
      6/30/95            $ 8,335                            $ 8,112
      7/31/95            $ 8,706                            $ 8,312
      8/31/95            $ 8,259                            $ 7,932
      9/30/96            $ 7,996                            $ 7,532
     10/31/95            $ 7,775                            $ 7,103
     11/30/95            $ 6,725                            $ 6,234
     12/31/95            $ 6,960                            $ 6,553
      1/31/96            $ 6,306                            $ 6,254
      2/28/96            $ 7,743                            $ 7,013
      3/31/96            $ 7,529                            $ 7,103
      4/30/96            $ 8,536                            $ 7,772
      5/31/96            $ 8,279                            $ 7,762
      6/30/96            $ 8,481                            $ 7,792
      7/31/96            $ 7,757                            $ 7,073
      8/31/96            $ 7,613                            $ 6,953
      9/30/96            $ 7,090                            $ 6,344
     10/31/96            $ 6,770                            $ 6,104
     11/30/96            $ 6,149                            $ 5,894
     12/31/96            $ 6,378                            $ 6,054
      1/31/97            $ 7,065                            $ 6,164
      2/28/97            $ 7,554                            $ 6,384
      3/31/97            $ 6,979                            $ 6,354
      4/30/97            $ 7,875                            $ 6,873
      5/31/97            $ 7,584                            $ 6,803
      6/30/97            $ 8,457                            $ 7,493
      7/31/97            $ 8,979                            $ 7,952
      8/31/97            $ 7,979                            $ 7,053
      9/30/97            $ 8,003                            $ 7,283
     10/31/97            $ 7,971                            $ 6,973
     11/30/97            $ 6,841                            $ 6,384
     12/31/97            $ 6,883                            $ 6,334



Performance+
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One year                                              4.6%
Life of Fund                                        -11.7



SEC Average Annual Total Returns (including maximum sales charge)
--------------------------------------------------------------------------------
One year                                             -1.4%
Life of Fund                                        -13.1



 *Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, are worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. Investment operations began 5/2/94. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. It is not possible to invest directly in an index.

  The performance chart above compares the Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Bombay Stock Exchange Index, a broad-based, widely recognized, unmanaged index of 100 common stocks traded in the India market. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

**This figure reflects the Fund's maximum 5.75% sales charge.

+ Returns are calculated by determining the percentage change in net asset value
  (NAV) with all distributions reinvested. SEC average annual returns reflect maximum sales charge as noted.

EV Traditional Greater India Fund as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 1997
Assets
--------------------------------------------------------------------------------
Investment in South Asia Portfolio, at value (Note 1A)
   (identified cost, $11,854,404)                                  $ 12,598,704
Receivable for Fund shares sold                                             645
Deferred organization expenses (Note 1D)                                 19,636
--------------------------------------------------------------------------------
Total assets                                                       $ 12,618,985
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                   $     86,476
Payable to affiliate for Trustees' fees (Note 2)                             42
Accrued expenses                                                         13,827
--------------------------------------------------------------------------------
Total liabilities                                                  $    100,345
--------------------------------------------------------------------------------
Net Assets for 1,973,120 shares of beneficial interest outstanding $ 12,518,640
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                    $ 16,589,882
Accumulated net realized loss on
   investments from Portfolio (computed
   on the basis of identified cost)                                  (4,750,204)
Accumulated net investment loss                                         (65,338)
Net unrealized appreciation of
   investments from Portfolio (computed
   on the basis of identified cost)                                     744,300
--------------------------------------------------------------------------------
Total                                                              $ 12,518,640
--------------------------------------------------------------------------------


Net Asset Value and Redemption
Price Per Share
--------------------------------------------------------------------------------
($12,518,640 / 1,973,120 shares of
   beneficial interest outstanding)                                $       6.34
--------------------------------------------------------------------------------


Computation of Offering Price
--------------------------------------------------------------------------------
Offering price per share (100 / 94.25 of $6.34)                    $       6.73
--------------------------------------------------------------------------------
On sales of $100,000 or more, the offering price is reduced.


Statement of Operations

For the Year Ended
December 31, 1997
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Dividend income allocated from Portfolio
   (net of foreign taxes, $29,484)                                  $   311,062
Interest income allocated from Portfolio                                  6,202
Expenses allocated from Portfolio                                      (361,089)
--------------------------------------------------------------------------------
Net investment loss from Portfolio                                  $   (43,825)
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Management fee (Note 2)                                             $    57,016
Compensation of Trustees not members of the
  Administrator's organization (Note 2)                                      97
Distribution and service fees (Note 6)                                  114,031
Transfer agent fees                                                      31,912
Printing and postage                                                     26,329
Registration fees                                                        19,333
Amortization of organization expenses (Note 1D)                          14,775
Legal and accounting services                                            11,527
Custodian fee                                                             5,965
Miscellaneous                                                             6,027
--------------------------------------------------------------------------------
Total expenses                                                      $   287,012
--------------------------------------------------------------------------------

Net investment loss                                                 $  (330,837)
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)                  $  (843,796)
   Foreign currency                                                     (87,299)
--------------------------------------------------------------------------------
Net realized loss on investments                                    $  (931,095)
--------------------------------------------------------------------------------

Change in unrealized appreciation (depreciation)
   Investments                                                      $ 3,585,650
   Foreign currency                                                         907
--------------------------------------------------------------------------------
Net change in unrealized appreciation
   (depreciation) of investments                                    $ 3,586,557
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments                     $ 2,655,462
--------------------------------------------------------------------------------

Net increase in net assets from operations                          $ 2,324,625
--------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Greater India Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                         Year Ended         Year Ended
in Net Assets                               December 31, 1997  December 31, 1996
--------------------------------------------------------------------------------
From operations --
   Net investment loss                          $   (330,837)      $   (403,471)
   Net realized loss on investments                 (931,095)        (2,065,541)
   Net change in unrealized appreciation
       (depreciation) of investments               3,586,557          1,298,616
--------------------------------------------------------------------------------
Net increase (decrease) in net
   assets from operations                       $  2,324,625       $ (1,170,396)
--------------------------------------------------------------------------------
Transactions in shares of beneficial
   interest (Note 3) --
   Proceeds from sale of shares                 $ 24,709,035       $ 45,789,050
   Cost of shares redeemed                       (42,215,774)       (32,918,278)
--------------------------------------------------------------------------------
Net increase (decrease) in net
   assets from Fund share transactions          $(17,506,739)      $ 12,870,772
--------------------------------------------------------------------------------

Net increase (decrease) in net assets           $(15,182,114)      $ 11,700,376
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                            $ 27,700,754       $ 16,000,378
--------------------------------------------------------------------------------
At end of year                                  $ 12,518,640       $ 27,700,754
--------------------------------------------------------------------------------


Accumulated net
investment loss included
in net assets
--------------------------------------------------------------------------------
At end of year                                  $    (65,338)      $    (18,310)
--------------------------------------------------------------------------------


Statement of Cash Flows

                                                              Year Ended
Increase (Decrease) in Cash                                   December 31, 1997
--------------------------------------------------------------------------------
Cash Flows From (Used For) Operating Activities --
   Purchase of interests in South Asia Portfolio                   $(24,758,618)
   Withdrawal of interests in South Asia Portfolio                   42,437,019
   Operating expenses paid                                             (265,790)
--------------------------------------------------------------------------------
Net cash from operating activities                                 $ 17,412,611
--------------------------------------------------------------------------------
Cash Flows From (Used For) Financing Activities --
   Proceeds from shares sold                                       $ 24,758,618
   Payments for shares redeemed                                     (42,171,229)
--------------------------------------------------------------------------------
Net cash used for financing activities                             $(17,412,611)
--------------------------------------------------------------------------------

Net increase in cash                                               $         --
--------------------------------------------------------------------------------

Cash at Beginning of Year                                          $         --
--------------------------------------------------------------------------------

Cash at End of Year                                                $         --
--------------------------------------------------------------------------------


Reconciliation of Net Increase in Net
Assets From Operations to Net Cash From
Operating Activities
--------------------------------------------------------------------------------
Net increase in net assets from operations                         $  2,324,625
Decrease in deferred organization expenses                               14,775
Increase in accrued expenses                                              6,447
Net decrease in investments                                          15,066,764
--------------------------------------------------------------------------------
Net cash from operating activities                                 $ 17,412,611
--------------------------------------------------------------------------------

                       See notes to financial statements

EV Traditional Greater India Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                               Year Ended December 31,
                                                               -------------------------------------------------------
                                                                   1997           1996          1995          1994*
----------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of year                            $ 6.060        $ 6.560       $ 9.850        $10.000
----------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------
Net investment loss                                              $(0.173)       $(0.092)++    $(0.083)       $(0.070)
Net realized and unrealized gain (loss) on investments             0.453         (0.408)       (3.207)        (0.080)
----------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                              $ 0.280        $(0.500)      $(3.290)       $(0.150)
----------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                   $ 6.340        $ 6.060       $ 6.560        $ 9.850
----------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                   4.62%         (7.62)%      (33.40)%        (1.50)%
----------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                          $12,519        $27,701       $16,000        $17,921
Ratio of expenses to average daily net assets/(2)(3)/               2.88%          2.67%         3.24%          2.46%+
Ratio of expenses to average daily net assets after custodian
   fee reduction/(2)/                                               2.85%          2.44%         2.83%            --
Ratio of net investment loss to average daily net assets           (1.45)%        (1.33)%       (1.64)%         1.34%+
----------------------------------------------------------------------------------------------------------------------

+     Annualized.

++    Computed using average shares outstanding.

* For the period from the start of business, May 2, 1994, to December 31, 1994.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes the Fund's share of its Portfolio's allocated expenses.

/(3)/ The expense ratios for the year ended December 31, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the period ended December 31, 1994 has not been adjusted to reflect this change.

                       See notes to financial statements

EV Traditional Greater India Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   EV Traditional Greater India Fund (the Fund) is a mutual fund seeking long-term capital appreciation through the purchase of an interest in a separate investment company which invests primarily in equity securities of companies in India and surrounding countries of the Indian subcontinent. The Fund is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in South Asia Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (15.0% at December 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   On June 23, 1997, the Board of Trustees approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the EV Marathon Greater India Fund (the Successor Fund), a separate series of the Trust, would acquire substantially all of the assets and liabilities of the Fund (the Acquired Fund). The transaction will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. The Trust will issue and deliver to the acquired Fund a number of full and fractional shares of beneficial interest of a separate class of the Successor Fund (Class A shares), which will be equal in value to the net asset value per share of the Acquired Fund multiplied by the number of full and fractional shares of the Acquired Fund then outstanding. Such transaction will occur after the close of business, on December 31, 1997.

   Effective January 1, 1998, the EV Marathon Greater India Fund changed its name to the Eaton Vance Greater India Fund.

   A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

   C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, if any, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1997, the Fund, for federal income tax purposes had a capital loss carryover of $4,877,782 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on December 31, 2002 ($4,513), December 31, 2003 ($2,101,583) December 31, 2004 ($1,721,251)
   and December 31, 2005 ($1,044,519). Additionally, at December 31, 1997, net capital losses of $30,068 and net currency losses of $65,338 attributable to security transactions incurred after October 31, 1997, are treated as arising on the first day of the Fund's next taxable year.

   D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

   E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

EV Traditional Greater India Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



   F Other -- Investment transactions are accounted for on a trade date basis.

   G Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.


2  Management Fee and Other Transactions with Affiliates
   -----------------------------------------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended December 31, 1997 the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $57,016. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Eaton Vance Distributors, Inc., (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $16,613 as its portion of the sales charge on sales of Fund shares for the year ended December 31, 1997.

   Certain officers and Trustees of the Fund and the Portfolio are directors/trustees of the above organizations. In addition, investment adviser and administrative fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.


3  Shares of Beneficial Interest
   -----------------------------------------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                      Year Ended December 31
                                                   -----------------------------
                                                      1997           1996
   -----------------------------------------------------------------------------
   Sales                                            3,504,306     6,775,361
   Redemptions                                     (6,099,260)   (4,647,378)
   -----------------------------------------------------------------------------
   Net increase (decrease)                         (2,594,954)    2,127,983
   -----------------------------------------------------------------------------


4  Distributions to Shareholders
   -----------------------------------------------------------------------------
   It is the present policy of the Fund to make (a) at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, if any, less the Fund's direct and allocated expenses and (b) at least one distribution annually of all or substantially all of the net realized capital gains allocated by the Portfolio to the Fund, if any (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund, without a sales charge, at the per share net asset value as of the close of business on the record date.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statement and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses. Permanent differences between book and tax accounting are reclassified to paid-in capital. During the year ended December 31, 1997, $283,809 was reclassified from accumulated net investment loss to paid-in capital due to permanent differences between book and tax accounting for operating losses. Additionally, $84,295 was reclassified from accumulated net realized loss from Portfolio to paid-in capital due to permanent differences between book and tax accounting for capital losses. Net investment loss, net realized loss and net assets were unaffected by these reclassifications.


5  Investment Transactions
   -----------------------------------------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1997 aggregated $24,758,618 and $42,437,019, respectively.


6  Distribution Plan
   -----------------------------------------------------------------------------
   The Fund adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) a monthly distribution fee equal, on an annual basis, to the

EV Traditional Greater India Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



   aggregate of (a) 0.50% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year. During the year ended December 31, 1997 the Fund paid distribution fees to EVD aggregating $87,526 representing 0.38% of average daily net assets. The plan also provides that the Fund will pay a quarterly service fee to EVD in an amount equal, on an annual basis, to 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year. Such payments are made for personal services and/or the maintenance of shareholder accounts. For the year ended December 31, 1997 the Fund paid or accrued an aggregate of $26,505 representing 0.12% of average daily net assets, as service fees under the Plan. EVD may pay up to the entire amount of the service fees to authorized firms through which the Fund's shares are distributed.

EV Traditional Greater India Fund as of December 31, 1997

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders
of EV Special Investment Trust
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of EV Traditional Greater India Fund (one of the Funds constituting the Eaton Vance Special Investment Trust) as of December 31, 1997, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996 and the financial highlights for the three years ended December 31, 1997 and the period from the start of business, May 2, 1994, to December 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of EV Traditional Greater India Fund, a series of the Eaton Vance Special Investment Trust, at December 31, 1997, the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                               DELOITTE & TOUCHE LLP
                                               Boston, Massachusetts
                                               February 6, 1998

South Asia Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS


Common Stocks -- 89.1%

                                                         Shares       Value
--------------------------------------------------------------------------------

Bangladesh -- 0.9%

Housing -- 0.2%
--------------------------------------------------------------------------------
Eastern Housing Ltd.                                      50,180      $  147,680
Domestic player in the property market
--------------------------------------------------------------------------------

                                                                      $  147,680
--------------------------------------------------------------------------------

Textiles -- 0.7%
--------------------------------------------------------------------------------
Apex Spinning & Knitting Mills                            48,000      $  152,977
Garment manufacturer

Apex Tannery Ltd.                                         23,000         209,571
Footwear manufacturer

Monno Fabrics Ltd.                                        95,000         217,612
Garment manufacturer
--------------------------------------------------------------------------------

                                                                      $  580,160
--------------------------------------------------------------------------------

Total Bangladesh
   (identified cost $1,172,048)                                       $  727,840
--------------------------------------------------------------------------------

India -- 74.9%

Agricultural Services -- 0.0%
--------------------------------------------------------------------------------
S & S Industries and Enterprise                               60      $       10
Diversified company with interests in
environmental engineering, edible oils
and aquaculture
--------------------------------------------------------------------------------
                                                                      $       10
--------------------------------------------------------------------------------

Auto and Parts -- 1.1%
--------------------------------------------------------------------------------
IFB Industries Ltd./(1)/                                      50      $       25
Manufacturer of high precision engineering tools and domestic appliances

Motor Industries                                           7,150         902,870
A subsidiary of Robert Bosh of Germany with a presence in the auto components industry, such as spark plugs & fuel injection pumps

T.V.S. Suzuki                                                100           1,131
The second largest two wheeler manufacturer
with lines of production in motorcycles,
mopeds & small scooters
--------------------------------------------------------------------------------

                                                                      $  904,026
--------------------------------------------------------------------------------

Banks and Money Services -- 4.4%
--------------------------------------------------------------------------------
Industrial Credit and Investment Corp./(1)/               500,550     $  976,839
One of India's largest development finance institutions with assets over $7.39 billion, involved in project financing & investment banking.

Industrial Credit and Investment Corp. GDR                50,000         650,000
One of India's largest development finance institutions with assets over $7.39 billion, involved in project financing & investment banking.

Karur Vysya Bank                                         174,900         674,168
Private sector bank involved in retail banking

Kotak Mahindra Finance Ltd/(1)/                          397,000         268,380
Bill discounting & consumer financing.

Oriental Bank of Commerce/(1)/                             9,000          14,636
Public sector retail bank.

State Bank of India/(1)/                                 182,770       1,132,988
The largest public sector commercial bank
in India, with over 8000 branches Engaged
in retail banking & a whole range of
non-fund based activities
--------------------------------------------------------------------------------

                                                                      $3,717,011
--------------------------------------------------------------------------------

Beverages -- 0.0%
--------------------------------------------------------------------------------
Tata Tea Ltd./(1)/                                           750      $    8,064
Integrated tea company with substantial
presence in plantation as well as direct
marketing of branded tea
--------------------------------------------------------------------------------

                                                                      $    8,064
--------------------------------------------------------------------------------

Building Materials -- 0.1%
--------------------------------------------------------------------------------
Asian Paints (India) Ltd./(1)/                               150      $    1,152
The market leader in decorative paints
with a well spread production base &
large networked distribution system.

Associated Cement Cos. Ltd./(1)/                              852         30,141
India's largest & one of the world's
largest cement manufacturing companies;
total capacity of 9.96 million tonnes.

Murudeshwar Ceramics Ltd./(1)/                           131,040          35,100
Manufacturer of glazed ceramic wall
and floor tiles.

--------------------------------------------------------------------------------
                                                                      $   66,393
--------------------------------------------------------------------------------


                       See notes to financial statements

South Asia Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

                                                       Shares         Value
--------------------------------------------------------------------------------

Chemicals -- 7.6%
--------------------------------------------------------------------------------
Castrol India/(1)/                                     179,400        $3,409,515
Largest private manufacturer of lubricants.

Hoechst Schering Agrevo Ltd.                            85,700         1,355,459
Is a major company in the agrochemical & pesticides business.

Indian Petrochemicals Corp./(1)/                         2,170             3,917
A fully integrated public sector company in the petrochemical industry with major products being polymers & chemical intermediates.

Reliance Industries Ltd./(1)/                          386,000         1,629,668
Integrated petrochemical company with world size capacities and major presence in polyesters and polymers.

Tata Chemicals                                           1,449             5,508
A diversified company with a major presence in soda ash, caustic soda & fertilizers.

Zuari Agrochemicals/(1)/                                 2,500             6,330
A diversified producer of fertilizers & cement.
--------------------------------------------------------------------------------
                                                                      $6,410,397
--------------------------------------------------------------------------------

Computer Software -- 5.4%
--------------------------------------------------------------------------------
Infosys Technologies Ltd.                              143,700        $4,519,035
One of India's leading companies in the
computer software sector. Provides specialized
software for banking & retail distribution sector
major clients include Reebok, Levi Straus etc.
--------------------------------------------------------------------------------
                                                                      $4,519,035
--------------------------------------------------------------------------------

Conglomerates -- 3.8%
--------------------------------------------------------------------------------
Indian Rayon & Industries Ltd./(1)/                      2,555        $   12,074
Diversified company with interests in cement, textiles, rayon and carbon black.

Larsen & Toubro Ltd./(1)/                                1,601             8,281
India's largest company in engineering
& construction sector.

Ramco Industries Ltd.                                   67,350         1,889,923

Ramco Industries Ltd./(1)/                              11,000           308,673
Diversified company with interests in building materials, textiles and computer software.

Thermax Ltd./(1)/                                      211,100           937,026
Has three major divisions - Energy, Environment
& Chemicals, manufacturing industrial boilers, process heat equipment, chillers & pollution control equipment.

Triveni Engineering/(1)/                                    33                36
Manufacturer of sugar.  It also manufactures
sugar machinery & turbines.
--------------------------------------------------------------------------------
                                                                      $3,156,013
--------------------------------------------------------------------------------

Construction -- 0.0%
--------------------------------------------------------------------------------
Nagarjuna Construction                                  23,700        $    9,976
Engaged in Civil & Construction activities in the infrastructure & housing sector.

Nagarjuna Construction, ICD                             62,500            26,308
Engaged in Civil & Construction activities in the
infrastructure & housing sector.
--------------------------------------------------------------------------------
                                                                      $   36,284
--------------------------------------------------------------------------------

Consumer Products -- 10.1%
--------------------------------------------------------------------------------
ITC Ltd.                                               379,000        $5,979,885
Manufacturer of cigarettes/tobacco with market leadership in all cigarette segments.

Marico Industries Ltd.                                 212,300         1,397,281
A consumer product company, with presence in coconut/edible oil and hair care oil.

Reckitt and Colman of India Ltd.                       111,000         1,101,505
Manufacturer of household products like
mosquito repellant, surface cleaning agents and
antiseptic lotions.
--------------------------------------------------------------------------------
                                                                      $8,478,671
--------------------------------------------------------------------------------

Drugs -- 4.0%
--------------------------------------------------------------------------------
Ranbaxy Laboratories Ltd.                              115,929        $2,082,722
Presence in anti-bacterial and antibiotics segements, and a major exporter of bulk drugs and formulations.

Ranbaxy Laboratories Ltd., GDR                          50,000         1,290,000
Presence in anti-bacterial and antibiotics
segements, and a major exporter of bulk drugs
and formulations.
--------------------------------------------------------------------------------
                                                                      $3,372,722
--------------------------------------------------------------------------------

Electric Utilities -- 2.6%
--------------------------------------------------------------------------------
BSES Ltd./(1)/                                         501,600        $2,188,102
A monopoly distributor of power in suburbs
of Bombay.
--------------------------------------------------------------------------------
                                                                      $2,188,102
--------------------------------------------------------------------------------

Electrical Equipment -- 1.3%
--------------------------------------------------------------------------------
Asea Brown Boveri (India) Ltd./(1)/                     90,000        $1,079,082
Indian subsidiary of Swedish-Swiss multinational
ABB & one of the largest manufacturers of
electrical power equipment.
--------------------------------------------------------------------------------
                                                                      $1,079,082
--------------------------------------------------------------------------------


                       See notes to financial statements

South Asia Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


                                                           Shares     Value
--------------------------------------------------------------------------------

Household Products -- 11.8%
--------------------------------------------------------------------------------
Enkay Texofood                                                 786    $      411
Industries Ltd./(1)/
Has business interests in the manufacturing of synthetic yarns & the export of processed foods.

Hindustan Lever Ltd./(1)/                                  280,350     9,894,497
A diversified multinational of the Unilever group
and a market leader in soap & detergents,
personal care & food processing industries.
--------------------------------------------------------------------------------
                                                                      $9,894,908
--------------------------------------------------------------------------------

Industrial Equipment -- 1.9%
--------------------------------------------------------------------------------
Punjab Tractors Ltd.                                        91,400    $1,587,259
The only fully indigenously designed tractor
manufacturer in the country.
--------------------------------------------------------------------------------
                                                                      $1,587,259
--------------------------------------------------------------------------------

Lodging and Gaming -- 0.0%
--------------------------------------------------------------------------------
Hotel Leela Venture (wts)/(2)(1)/                              154    $       86
Operates business hotels & a beach resort in Bombay & Goa, respectively.

Hotel Leela Venture Ltd./(1)/                                  750         1,220
Operates business hotels & a beach resort in
Bombay & Goa, respectively.
--------------------------------------------------------------------------------
                                                                      $    1,306
--------------------------------------------------------------------------------

Machinery -- 1.2%
--------------------------------------------------------------------------------
Ingersoll Rand of India                                     61,400    $  604,602
Manufacturer of compressors, process pumps and mining equipment.

Otis Elevator Co. (India) Ltd./(1)/                         41,100       377,449
Manufacturer of elevators/escalators with
dominant market share.
--------------------------------------------------------------------------------
                                                                      $  982,051
--------------------------------------------------------------------------------

Medical Products -- 5.9%
--------------------------------------------------------------------------------
Cipla Ltd./(1)/                                             47,500    $  766,422
Market leader in anti-bacterial, anti-asthmatic, and anti-cancer products entering into segments of cardiovascular, and dermatology.

Glaxo (India) Ltd./(1)/                                        688         7,161
The number one pharmaceutical company in India; manufacturing interest in the therapeutic segments of anti-asthmatic, anti-ulcerant, dermatology & multi vitamin formulations.

Hoechst Marion Roussel Ltd./(1)/                           492,050     4,230,124
The fourth largest company in the Indian
Pharmaceutical Industry with major presence in
therapeutical segments of analgesic, antihistemic,
cardiovascular drugs. Also manufactures animal
health care formulations.
--------------------------------------------------------------------------------
                                                                      $5,003,707
--------------------------------------------------------------------------------

Metals - Industrial -- 1.2%
--------------------------------------------------------------------------------
Bellary Steels & Alloys/(1)/                                   400    $       87
An integrated private sector steel company with capacity slated to increase from 0.5 to 2 million tons.

Essar Steel Ltd./(1)/                                          100            43
Manufacturer of sponge iron & hot rolled coils

Hindalco Industries Ltd. GDR                                50,000     1,000,000
India's second largest integrated aluminum producer.

Tata Iron & Steel Co. Ltd./(1)/                                253           866
The largest private sector integrated steel
manufacturer in the country, with a total capacity
of 2.7 million tons.
--------------------------------------------------------------------------------
                                                                      $1,000,996
--------------------------------------------------------------------------------

Oil and Gas - Exploration
and Production -- 3.8%
--------------------------------------------------------------------------------
Hindustan Petroleum Corp./(1)/                             260,900    $3,224,644
Petroleum company with the second largest
10.25 MMT refining capacity in the country with
strong marketing network.
--------------------------------------------------------------------------------
                                                                      $3,224,644
--------------------------------------------------------------------------------

Paper and Forest Products -- 0.0%
--------------------------------------------------------------------------------
Tamil Nadu Newsprint and Paper/(1)/                            300    $      176
The world's largest begasse based paper
manufacturer in the public sector.
--------------------------------------------------------------------------------
                                                                      $      176
--------------------------------------------------------------------------------

Specialty Chemicals and Materials -- 0.1%
--------------------------------------------------------------------------------
Flex Industries/(1)/                                           400    $      194
Leading integrated company in the
packaging industry.



                       See notes to financial statements

South Asia Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


                                                         Shares      Value
--------------------------------------------------------------------------------

Specialty Chemicals and Materials (continued)
--------------------------------------------------------------------------------
Flex Industries (wts)/(2)/                                   4,274   $       987
Leading integrated company in the
packaging industry.

Paper Products Ltd. Primary Mkt                             62,500       111,607
Operates in the flexible packaging industry catering to multinational companies.

Rubber Products                                            132,000        11,112
Manufacturer of various industrial rubber goods such as hose pipes & sheets.

Thiru Arooran Sugars/(1)/                                      500           791
A manufacturer of sugar & industrial alcohol
Has also made foray into cogeneration of power
through bagasse.
--------------------------------------------------------------------------------
                                                                     $   124,691
--------------------------------------------------------------------------------

Telecommunications -- 4.0%
--------------------------------------------------------------------------------
Himachal Futuristic Communications/(1)/                        460   $       200
Telecommunications equipment producer.

Mahanger Telephone Nigam Ltd./(1)/                         516,500     3,399,413
Government owned monopoly provider of fixed wire telephone services in India's major cities of Bombay & Delhi.

Usha Beltron Ltd. GDR                                          290           160
A medium-sized manufacturer of Jelly Filled
Telecom Cables.
--------------------------------------------------------------------------------
                                                                     $ 3,399,773
--------------------------------------------------------------------------------

Telephone Utilities -- 2.3%
--------------------------------------------------------------------------------
Videsh Sanchar Nigam Ltd., GDR                             140,000   $ 1,963,500
India's monopoly International Telephone
service provider.
--------------------------------------------------------------------------------
                                                                     $ 1,963,500
--------------------------------------------------------------------------------

Transportation -- 2.3%
--------------------------------------------------------------------------------
Great Eastern Shipping/(1)/                              1,621,700   $ 1,903,015
Diversified company with interests in
shipping and property development.
--------------------------------------------------------------------------------
                                                                     $ 1,903,015
--------------------------------------------------------------------------------

Total India
   (identified cost $62,532,182)                                     $63,021,836
--------------------------------------------------------------------------------

Pakistan -- 8.1%


Chemicals -- 0.5%
--------------------------------------------------------------------------------
Engro Chemical Pakistan Ltd.                               162,750   $   422,168
Second largest fertilizer producer
in Pakistan.
--------------------------------------------------------------------------------
                                                                     $   422,168
--------------------------------------------------------------------------------

Electric Utilities -- 0.1%
--------------------------------------------------------------------------------
Karachi Electric Supply Co.                                203,550   $   110,087
Electric distributor for Karachi.
--------------------------------------------------------------------------------
                                                                     $   110,087
--------------------------------------------------------------------------------

Household Products -- 4.4%
--------------------------------------------------------------------------------
Lever Brothers Pakistan Ltd.                               120,000   $ 3,722,220
Leading manufacturer and retailer of
consumer products.
--------------------------------------------------------------------------------
                                                                     $ 3,722,220
--------------------------------------------------------------------------------

Insurance -- 0.9%
--------------------------------------------------------------------------------
Adamjee Insurance Co.                                      364,038   $   715,981
Leading supplier of general insurance
in Pakistan.
--------------------------------------------------------------------------------
                                                                     $   715,981
--------------------------------------------------------------------------------

Medical Products -- 0.1%
--------------------------------------------------------------------------------
Searle Pakistan                                            181,789   $   107,406
MNC player in the pharmaceutical industry.
--------------------------------------------------------------------------------
                                                                     $   107,406
--------------------------------------------------------------------------------

Oil and Gas - Equipment and Services -- 2.0%
--------------------------------------------------------------------------------
Pakistan State Oil Co. Ltd.                                193,743   $ 1,648,794
Principal distributor of fuel, oil
and petroleum.
--------------------------------------------------------------------------------
                                                                     $ 1,648,794
--------------------------------------------------------------------------------

Textiles -- 0.1%
--------------------------------------------------------------------------------
Nishat Chunian Ltd.                                        305,840   $    79,925
Manufacturer of textile materials.
--------------------------------------------------------------------------------
                                                                     $    79,925
--------------------------------------------------------------------------------

Total Pakistan
   (identified cost $5,715,304)                                      $ 6,806,581
--------------------------------------------------------------------------------

                       See notes to financial statements

South Asia Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Sri Lanka -- 5.2%
                                                           Shares    Value
--------------------------------------------------------------------------------

Auto and Parts -- 0.0%
--------------------------------------------------------------------------------
Kelani Tyres                                                   480   $       111
A manufacturer of automotive tires.
--------------------------------------------------------------------------------
                                                                     $       111
--------------------------------------------------------------------------------

Banks and Money Services -- 1.8%
--------------------------------------------------------------------------------
Development Finance Corp.                                  126,833   $   484,738
One of Sri Lanka's largest Development Financial
Institution involved in project financing & investment banking.

National Development Bank                                  228,900       851,656
A premier Development Financial Institution involved in project financing, merchant banking
& commercial leasing.

Sampath Bank                                               136,000       136,551
One of the four largest commercial banks
in Sri Lanka.
--------------------------------------------------------------------------------
                                                                     $ 1,472,945
--------------------------------------------------------------------------------

Building Materials -- 0.1%
--------------------------------------------------------------------------------
Royal Ceramic Lanka Ltd.                                   344,900   $   121,483
Manufacturer of heavy duty ceramic floor tile.
--------------------------------------------------------------------------------
                                                                     $   121,483
--------------------------------------------------------------------------------

Conglomerates -- 3.3%
--------------------------------------------------------------------------------
Hayleys Ltd.                                                     1   $         3
Has interest in diversified business of shipping, agriculture, textiles & hotels.

John Keells Holdings                                       252,408     1,373,427
A diversified conglomerate operating in tourism, food & beverages, property development sectors.

John Keells Holdings GDR                                   135,836     1,426,275
A diversified conglomerate operating in tourism,
food & beverages, property development sectors.
--------------------------------------------------------------------------------
                                                                     $ 2,799,705
--------------------------------------------------------------------------------

Total Sri Lanka
   (identified cost $4,271,140)                                      $ 4,394,244
--------------------------------------------------------------------------------

Total Common Stocks
   (identified cost $73,690,674)                                     $74,950,501
--------------------------------------------------------------------------------

Bonds -- 0.0%
                                                     Principal
                                                     Amount
                                                     (000 omitted)   Value
--------------------------------------------------------------------------------
Flex Industries, 13.50%, 12/31/99/(2)/               $         812   $    20,716

Hotel Leela Venture Ltd. NCD, 14.00%, 4/8/03                    15           364
--------------------------------------------------------------------------------

Total Bonds
   (identified cost $26,599)                                         $    21,080
--------------------------------------------------------------------------------

Total Investments -- 89.1%
   (identified cost $73,717,273)                                     $74,971,581
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- 10.9%                              $ 9,203,168
--------------------------------------------------------------------------------


Net Assets -- 100%                                                   $84,174,749
--------------------------------------------------------------------------------

GDR -- Global Depositary Receipt

/(1)/ The above securities held by the Portfolio on December 31, 1997 are unrestricted securities valued at market prices. Because of the length of the registration process, the Portfolio would temporarily be unable to sell certain of these securities, or a portion thereof. At December 31, 1997, the aggregate value of such securities amounted to $6,714,808 representing 8.0% of the Portfolio's net assets (Note 5).

/(2)/ Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.


                       See notes to financial statements

South Asia Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Top Ten Holdings (Unaudited)


                                                     Percentage
Company                       Industry Sector        of Net Assets   Value
--------------------------------------------------------------------------------
Hindustan Lever Ltd.          Household Products              11.8%  $9,894,497
ITC Ltd.                      Consumer Products                7.1    5,979,885
Infosys Technologies Ltd.     Computer Software                5.4    4,519,035
Hoechst Marion Roussel Ltd.   Medical Products                 5.0    4,230,124
Lever Brothers Pakistan Ltd.  Household Products               4.4    3,722,220
Castrol India                 Chemicals                        4.1    3,409,515
Mahanger Telephone Nigam Ltd. Telecommunications               4.0    3,399,413
Ranbaxy Laboratories Ltd.     Drugs                            4.0    3,372,722
Hindustan Petroleum Corp.     Oil and Gas -
                                Exploration and Production     3.8    3,224,644
BSES Ltd.                     Electric Utilities               2.6    2,188,102



Industry concentration -- Below are the top ten industry sectors represented in the Portfolio of Investments (Unaudited)

                                                   Percentage
Industry Sector                                    of Net Assets    Value
-------------------------------------------------------------------------------
Household Products                                          16.2%   $13,617,128
Consumer Products                                           10.1      8,478,671
Chemicals                                                    8.1      6,832,565
Conglomerates                                                7.1      5,955,718
Banks and Money Services                                     6.2      5,189,956
Medical Products                                             6.1      5,111,113
Computer Software                                            5.4      4,519,035
Telecommunications                                           4.0      3,399,773
Drugs                                                        4.0      3,372,722
Oil and Gas - Exploration and Production                     3.8      3,224,644


                       See notes to financial statements

South Asia Portfolio as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities



As of December 31, 1997
Assets
--------------------------------------------------------------------------------
Investments, at value (Note 1A)
   (identified cost, $73,717,273)                                    $74,971,581
Cash                                                                   1,771,845
Foreign currency, at value
   (identified cost, $5,702,131)                                       5,684,703
Receivable for investments sold                                        1,821,120
Dividends and interest receivable                                        132,580
Miscellaneous receivable                                                   5,837
Tax reclaim receivable                                                     2,593
Deferred organization expenses (Note 1C)                                  22,848
--------------------------------------------------------------------------------

Total assets                                                         $84,413,107
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                                    $     1,002
Payable to affiliate for Trustees' fees (Note 2)                           1,313
Accrued expenses and other liabilities                                   236,043
--------------------------------------------------------------------------------

Total liabilities                                                    $   238,358
--------------------------------------------------------------------------------

Net Assets applicable to investors' interest in Portfolio            $84,174,749
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals              $82,934,460
Net unrealized appreciation of investments (computed on
   the basis of identified cost)                                       1,240,289
--------------------------------------------------------------------------------

Total                                                                $84,174,749
--------------------------------------------------------------------------------


Statement of Operations


For the Year Ended
December 31, 1997

Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes, $119,878)                         $  1,474,817
Interest income                                                          27,364
--------------------------------------------------------------------------------

Total income                                                       $  1,502,181
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                    $    817,285
Administration fee (Note 2)                                             272,397
Compensation of Trustees not members of the
   Investment Adviser's or Administrator's organization (Note 2)         10,237
Custodian fee (Note 1G)                                                 515,499
Interest expense                                                         68,876
Legal and accounting services                                            45,177
Amortization of organization expenses (Note 1C)                          17,403
Miscellaneous                                                            11,736
--------------------------------------------------------------------------------

Total expenses                                                     $  1,758,610
--------------------------------------------------------------------------------

Deduct --
   Reduction of custodian fee (Note 1G)                            $     33,483
--------------------------------------------------------------------------------

Total expense reductions                                           $     33,483
--------------------------------------------------------------------------------


Net expenses                                                       $  1,725,127
--------------------------------------------------------------------------------


Net investment loss                                                $   (222,946)
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)                 $ (5,543,391)
   Foreign currency                                                    (516,493)
--------------------------------------------------------------------------------

Net realized loss on investment transactions                       $ (6,059,884)
--------------------------------------------------------------------------------

Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                             $ 15,212,968
   Foreign currency                                                      (4,298)
--------------------------------------------------------------------------------

Net change in unrealized appreciation (depreciation)
   of investments                                                  $ 15,208,670
--------------------------------------------------------------------------------


Net realized and unrealized gain on investments                    $  9,148,786
--------------------------------------------------------------------------------


Net increase in net assets from operations                         $  8,925,840
--------------------------------------------------------------------------------

                       See notes to financial statements

South Asia Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                     Year Ended           Year Ended
in Net Assets                           December 31, 1997    December 31, 1996
--------------------------------------------------------------------------------
From operations --
   Net investment loss                      $    (222,946)       $    (118,410)
   Net realized loss on investments            (6,059,884)          (7,682,907)
   Net change in unrealized
      appreciation (depreciation)
      of investments                           15,208,670             (345,229)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                          $   8,925,840        $  (8,146,546)
--------------------------------------------------------------------------------
Capital transactions --
   Contributions                            $  42,091,228        $ 130,235,008
   Withdrawals                                (70,765,712)         (55,600,406)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from capital transactions                $ (28,674,484)       $  74,634,602
--------------------------------------------------------------------------------

Net increase (decrease) in net assets       $ (19,748,644)       $  66,488,056
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                        $ 103,923,393        $  37,435,337
--------------------------------------------------------------------------------
At end of year                              $  84,174,749        $ 103,923,393
--------------------------------------------------------------------------------

Statement of Cash Flows

                                                             Year Ended
Increase (Decrease) in Cash                                  December 31, 1997
--------------------------------------------------------------------------------
Cash Flows From (For) Operating Activities --
   Purchase of investments                                       $ (50,579,418)
   Proceeds from sale of investments                                85,108,962
   Dividends, interest and tax reclaims received                     1,682,782
   Operating expenses paid                                          (1,550,899)
   Foreign currency transactions                                    (4,107,250)
--------------------------------------------------------------------------------
Net cash from operating activities                               $  30,554,177
--------------------------------------------------------------------------------
Cash Flows From (For) Financing Activities --
   Proceeds from capital contributions                           $  42,091,228
   Payments for capital withdrawals                                (70,765,712)
   Demand notes payable                                               (108,000)
--------------------------------------------------------------------------------
Net cash used for financing activities                           $ (28,782,484)
--------------------------------------------------------------------------------

Net increase in cash                                             $   1,771,693
--------------------------------------------------------------------------------

Cash at Beginning of Year                                        $         152
--------------------------------------------------------------------------------

Cash at End of Year                                              $   1,771,845
--------------------------------------------------------------------------------


Reconciliation of Net Increase in Net Assets
From Operations to Net Cash From
Operating Activities
--------------------------------------------------------------------------------
Net increase in net assets from operations                       $   8,925,840
Increase in receivable for investments sold                           (122,710)
Increase in foreign currency                                        (3,586,459)
Decrease in dividends and interest receivable                          180,601
Decrease in deferred organizational expense                             17,403
Decrease in payable for investments purchased                       (1,445,046)
Increase in payable to affiliate                                           131
Increase in accrued expenses and other liabilities                     156,694
Net decrease in investments                                         26,427,723
--------------------------------------------------------------------------------
Net cash from operating activities                               $  30,554,177
--------------------------------------------------------------------------------

                       See notes to financial statements

South Asia Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                               Year Ended December 31,
                                                               -------------------------------------------------------
                                                                 1997            1996           1995           1994*
----------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
----------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                                    1.61%           1.51%          1.76%          1.16%+
Expenses after custodian fee reduction/(1)/                      1.58%           1.28%          1.35%            --
Net investment income (loss)                                    (0.20)%         (0.11)%        (0.18)%         0.01%+
Portfolio Turnover                                                 48%             46%            38%             1%
----------------------------------------------------------------------------------------------------------------------
Average commission rate/(2)/                                  $0.0570         $0.0496             --             --
----------------------------------------------------------------------------------------------------------------------

+     Annualized.

* For the period from the start of business, May 2, 1994, to December 31, 1994.

/(1)/ The expense ratios for the year ended December 31, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the period ended December 31, 1994 has not been adjusted to reflect this change.

/(2)/ Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions were charged.

                       See notes to financial statements

South Asia Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   South Asia Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 18, 1994. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B Federal Taxes -- The Portfolio is treated as a partnership for U.S. Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements, (under the U.S. Internal Revenue
   Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   C Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization, including registration costs, are being amortized on a straight-line basis over five years.

   D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either cash or securities in an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

   E Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

   F Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

South Asia Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   G Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

   H Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

   I Other -- Investment transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   J Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the statement of operations.


2  Investment Adviser Fee and Other Transactions with Affiliates
   -----------------------------------------------------------------------------
   The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1997, the annualized adviser fee was 0.75% of average daily net assets and amounted to $817,285. In addition, an administration fee is earned by Eaton Vance Management (EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1997, the administration fee was 0.25% of average net assets and amounted to $272,397. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain of the officers and Trustees of the Portfolio are officers or trustees of the above organizations.


3  Investment Transactions
   -----------------------------------------------------------------------------
   For the year ended December 31, 1997, purchases and sales of investments, other than short-term obligations, aggregated $49,138,999 and $86,170,002 respectively.


4  Federal Income Tax Basis of Investments
   -----------------------------------------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 1997, as computed on a federal income tax basis, are as follows:


      Aggregate cost                                            $ 73,717,273
      --------------------------------------------------------------------------

      Gross unrealized appreciation                             $ 12,476,390

      Gross unrealized depreciation                              (11,222,082)
      --------------------------------------------------------------------------

      Net unrealized appreciation                               $  1,254,308
      --------------------------------------------------------------------------


5  Risks Associated with Foreign Investments
   -----------------------------------------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control

South Asia Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

   Settlement of securities transactions in the Indian subcontinent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Portfolio's assets. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.


6  Line of Credit
   -----------------------------------------------------------------------------
   The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a committed $100 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 1997.

South Asia Portfolio as of December 31, 1997

INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors
of South Asia Portfolio:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of South Asia Portfolio as of December 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996 and the supplementary data for the three years ended December 31, 1997, and the period from the start of business, May 2, 1994, to December 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based upon our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of South Asia Portfolio at December 31, 1997, and the results of its operations, its cash flows, the changes in its net assets and its supplementary data for the respective stated periods, in conformity with generally accepted accounting principles.


                                  DELOITTE & TOUCHE LLP
                                  Boston, Massachusetts
                                  February 6, 1998

EV Traditional Greater India Fund as of December 31, 1997

INVESTMENT MANAGEMENT


EV Traditional Greater India Fund

Officers
James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees
M. Dozier Gardner
Vice Chairman, Eaton Vance Management

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


South Asia Portfolio


Officers
Hon. Robert Lloyd George
President and Trustee

James B. Hawkes
Vice President and Trustee

Scobie Dickinson Ward
Vice President, Assistant
Secretary and
Assistant Treasurer

William Walter Raleigh Kerr
Vice President and
Assistant Treasurer

James L. O'Connor
Vice President and Treasurer

Alan R. Dynner
Secretary


Trustees
Hon. Edward K.Y. Chen
Professor and Director, Center for Asian Studies, University of Hong Kong

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

Sponsor and Manager of
EV Traditional Greater India Fund
Administrator of South Asia Portfolio
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Advisor of South Asia Portfolio
Lloyd George Management
(Bermuda) Limited
3808 One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110




EV Traditional Greater India Fund
24 Federal Street
Boston, MA 02110




--------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                    T-G1SRC-3/98